Exhibit 10.35.f

AHCA CONTRACT NO. FA971
AMENDMENT NO. 6

THIS CONTRACT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.
Effective October 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 1, Maximum Enrollment Levels, Effective Date 08/01/2013 – 08/31/2015, is hereby deleted in its entirety and replaced with Exhibit 1, Maximum Enrollment Levels Effective Date 10/01/2013 – 08/31/2015, attached hereto and made part of this Contract. All references in this Contract to Exhibit 1, Maximum Enrollment Levels 08/01/2013 – 08/31/2015 shall hereinafter refer to Exhibit 1, Maximum Enrollment Levels 10/01/2013 – 08/31/2015.

Unless otherwise stated, this Amendment shall be effective upon execution by both Parties.
All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in this Contract.
This Amendment, and all its attachments, are hereby made part of this Contract.
This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
IN WITNESS WHEREOF, the Parties hereto have caused this six (6) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC., D/B/A		STATE OF FLORIDA, AGENCY FOR
STAYWELL HEALTH PLAN OF FLORIDA		HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/ David McNichols	BY:	/s/ Elizabeth Dudek

NAME:	David McNichols	NAME:	Elizabeth Dudek

TITLE:	President, FL and HI Division	TITLE:	Secretary

DATE:	Nov. 18, 2013	DATE:	11/22/2013

List of Attachments/Exhibits included as part of this Amendment:

Specify	Letter/
Type	Number	Description
Attachment I	Exhibit I	Maximum Enrollment Levels
Effective Date 10/01/2013 – 08/31/2015 (5 Pages)

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AHCA Contract No. FA971, Amendment No. 6, Page 1 of 1

WellCare of Florida, Inc. d/b/a	Medicaid HMO Non-Reform
Staywell Health Plan of Florida	and Reform Contract

ATTACHMENT I
EXHIBIT 1
MAXIMUM ENROLLMENT LEVELS
EFFECTIVE DATE 10/01/2013 – 08/31/2015

Maximum enrollment levels and Health Plan provider numbers associated with the counties and populations served as denoted below. Attachment I, Scope of Services, Exhibit 2-NR and Exhibit 2-R provide the capitation rate tables respective to the areas of operation listed below.

A.	Non-Reform

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area1 Counties: Okaloosa, Walton

Effective Date: 01/01/2013
County	Enrollment Level	Provider Number
Okaloosa	12,400	15016943
Walton	3,700	15016944

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 2 Counties: Franklin, Taylor, Gulf, Holmes, Jackson, Washington

Effective Date: 11/01/2012
County	Enrollment Level	Provider Number
Franklin	1,000	15016926
Taylor	2,500	15016935
Effective Date: 01/01/2013
Gulf	1,300	15016939
Holmes	2,800	15016940
Jackson	5,500	15016941
Washington	2,800	15016945

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AHCA Contract No. FA971, Attachment I, Exhibit 1, Page 1 of 5

WellCare of Florida, Inc. d/b/a	Medicaid HMO Non-Reform
Staywell Health Plan of Florida	and Reform Contract

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 3 Counties:	Hernando, Sumter, Columbia, Bradford, Dixie, Gilchrist, Hamilton, Lafayette, Levy, Suwannee, Union, Alachua

Effective Dates: 09/01/2012
County	Enrollment Level	Provider Number
Hernando	15,000	15016901
Sumter	4,500	15016916
Columbia	8,200	15016922
Effective Dates: 11/01/2012
Bradford	3,000	15016924
Dixie	1,900	15016925
Gilchrist	1,600	15016927
Hamilton	1,900	15016929
Lafayette	600	15016931
Levy	4,900	15016932
Suwannee	5,300	15016934
Union	1,400	15016936
Effective Dates: 01/01/2013
Alachua	19,100	15016937

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 4 Counties: St. Johns, Flagler

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
St. Johns	8,300	15016920
Flagler	7,400	15016923

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AHCA Contract No. FA971, Attachment I, Exhibit 1, Page 2 of 5

WellCare of Florida, Inc. d/b/a	Medicaid HMO Non-Reform
Staywell Health Plan of Florida	and Reform Contract

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 5 Counties: Pasco, Pinellas

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Pasco	7,000	15016903
Pinellas	15,000	15016904

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 6 Counties: Hillsborough, Manatee, Polk, Hardee

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Hillsborough	60,000	15016902
Manatee	12,000	15016912
Polk	25,000	15016905
Hardee	4,100	15016921

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 7 Counties: Orange, Seminole, Osceola, Brevard

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Orange	75,000	15016906
Seminole	10,000	15016908
Osceola	30,000	15016907
Brevard	30,000	15016913

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AHCA Contract No. FA971, Attachment I, Exhibit 1, Page 3 of 5

WellCare of Florida, Inc. d/b/a	Medicaid HMO Non-Reform
Staywell Health Plan of Florida	and Reform Contract

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 8 Counties: DeSoto, Lee, Sarasota, Charlotte, Glades, Hendry, Collier

Effective Dates: 09/01/2012
County	Enrollment Level	Provider Number
DeSoto	4,100	15016919
Lee	30,000	15016911
Sarasota	15,000	15016914
Charlotte	27,000	15016917
Effective Dates: 11/01/2012
Glades	500	15016928
Hendry	6,000	15016930
Effective Dates: 01/01/2013
Collier	22,800	15016938

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 9 Counties: Palm Beach, St. Lucie, Indian River, Okeechobee

Effective Dates: 09/01/2012
County	Enrollment Level	Provider Number
Palm Beach	40,000	15016910
St. Lucie	15,000	15016915
Indian River	10,500	15016918
Effective Dates: 11/01/2012
Okeechobee	5,000	15016933

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 10 County: Broward

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Broward	25,000	15016900

See Exhibit 2-NR Table 2, General Capitation Rates, Mental Health Rates

AHCA Contract No. FA971, Attachment I, Exhibit 1, Page 4 of 5

WellCare of Florida, Inc. d/b/a	Medicaid HMO Non-Reform
Staywell Health Plan of Florida	and Reform Contract

Area 11 County: Miami-Dade, Monroe

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Miami-Dade	25,000	15016909
Effective Date: 01/01/2013
Monroe	3,600	15016942

B. Reform

See Exhibit 2-R (Baker, Clay, Duval, Nassau)

Agency Area 4

Effective Date: 01/01/2013
County	Enrollment Level	Provider Number
Baker	5,000	7293703
Clay	5,000	7293704
Duval	20,000	7293701
Nassau	5,000	7293702

See Exhibit 2-R (Broward)

Agency Area 10

Effective Date: 01/01/2013
County	Enrollment Level	Provider Number
Broward	10,000	7293700

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AHCA Contract No. FA971, Attachment I, Exhibit 1, Page 5 of 5